CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.5

Share Pledge Agreement

This Share Pledge Agreement (this "Agreement") is entered into as of June 1, 2020, in Beijing, the PRC, by and among the following parties:

Party A: Beijing (HX) Pony AI Technology Co., Ltd. (hereinafter referred to as the "Pledgee")

Address: Room A029, 2/F, 88 Xiangshan Road, Haidian District, Beijing

Legal Representative: LI Hengyu

Party B:

(1)	XU Suping

ID no.: [************]

(2)	LI Hengyu

ID no.: [************]

(3)	ZHOU Jun

ID no.: [************]

(4)	WANG Haojun

ID no.: [************]

(5)	LOU Tiancheng

ID no.: [************]

(6)	LIU Bocong

ID no.: [************]

(7)	TANG Fengheng

ID no.: [************]

(8)	ZHAI Jing

ID no.: [************]

(hereinafter referred to as, collectively, the "Pledgors")

Party C: Beijing (ZX) Pony.AI Technology Co., Ltd.

Address: Room 01, 1/F, Building 2, 68 Beiqing Road, Haidian District, Beijing

Legal Representative: LI Hengyu

Party D: Hong Kong Pony AI Limited

Address: Suite 603 6/F, Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

In this Agreement, the Pledgee, the Pledgors, Party C and Party D are hereinafter referred to individually as a "Party" and collectively as the "Parties".

WHEREAS:

1.	The Pledgors are citizens of the People's Republic of China (hereinafter referred to as the "PRC") and own 100% of the equity interests in Party C in the aggregate. Party C is a limited liability company incorporated in Beijing, the PRC. Party C acknowledges the respective rights and obligations of the Pledgee and the Pledgors hereunder and agrees to provide any necessary assistance in registering the Pledge;

2.	The Pledgee is a wholly foreign-owned enterprise incorporated in Beijing, the PRC. The Pledgee and Party C entered into an Exclusive Business Cooperation Agreement as of June 1, 2020;

3.	To ensure that the Pledgee receives from Party C all payments due and payable by Party C, including but not limited to consulting and service fees, the Pledgors hereby pledge all of the Equity Interests they hold in Party C as security for the payment of the consulting and service fees by Party C under the Exclusive Business Cooperation Agreement.

1.	Definitions

Unless otherwise specified herein, the following terms shall have the meanings given below:

1.1	"Pledge" shall mean the security interest granted by the Pledgors to the Pledgee pursuant to Article 2 hereof, i.e. the priority of the Pledgee to be paid out of the conversion, auction or sale price of the Equity Interests.

1.2	"Equity Interests" shall mean all equity interests legally held now and acquired in the future by the Pledgors in Party C.

1.3	"Pledge Term" shall mean the term set forth in Article 3 hereof.

1.4	"Business Cooperation Agreement" shall mean the Exclusive Business Cooperation Agreement dated June 1, 2020 between the Pledgee that is partly owned by the Pledgors, on one hand, and Party C, on the other hand.

1.5	"Event of Default" shall mean any of the circumstances set forth in Article 7 hereof.

1.6	"Notice of Default" shall mean a notice issued by the Pledgee pursuant to this Contract declaring an Event of Default.

2.	Pledge

2.1	As a collateral security for the immediate and complete payment and performance of any or all payments owed by Party C (including, without limitation, consulting and service fees payable to the Pledgee under the Business Cooperation Agreement when they become due and payable (whether on the specified due date, by early repayment or otherwise), hereinafter collectively referred to as the "Secured Obligations"), the Pledgors hereby pledge to the Pledgee an aggregate of 100% of the Equity Interests of Party C held by the Pledgors by way of first priority pledge.

2.2	Where any of the following events occurs (hereinafter referred to as a "Cause of Settlement"), the value of the Secured Obligations shall be determined on the basis of the total amount of the Secured Obligations due and unpaid to the Pledgee as of the most recent date prior to or on the date of occurrence of such Cause of Settlement (hereinafter referred to as the "Established Obligations"):

(a)	The Business Cooperation Agreement expires or is terminated in accordance with the relevant provisions thereunder;

(b)	An Event of Default under Article 7 hereof occurs and remains unresolved, causing the Pledgee to serve a Notice of Default on the relevant Pledgor in accordance with Article 7.3;

(c)	The Pledgee reasonably believes, through appropriate investigation, that the Pledgor and/or Party C is insolvent or is likely to be placed in a state of insolvency; or

(d)	Any other event where the determination of the Secured Obligations is required under the relevant PRC laws.

2.3	For the avoidance of doubt, the date of occurrence of the Cause of Settlement shall be the Settlement Date (hereinafter referred to as the "Settlement Date"). The Pledgee shall be entitled, at its option, to realize the Pledge in accordance with Article 8 on or after the Settlement Date.

2.4	During the Pledge Term (as defined below), the Pledgee shall be entitled to receive any dividends or other distributable benefits arising from the Equity Interests.

3.	Pledge Term

3.1	The Pledge shall take effect from the date of its registration and establishment with the competent administration for industry and commerce (hereinafter referred to as the "Registration Authority") in the place where Party C is located, and the term of such Pledge (hereinafter referred to as the "Pledge Term") shall not be terminated until the last of the obligations secured by such Pledge is paid or performed. The Parties agree that, upon the execution of this Agreement, the Pledgors and Party A shall use their best efforts to apply to the Registration Authority for registration of the establishment of the share pledge in accordance with the "Measures for Registration of Share Pledges with the Administrations for Industry and Commerce" at the earliest date of the procedure prescribed by the Registration Authority. The Parties further agree that within thirty (30) days from the date of formal acceptance of the application for registration of the share pledge by the Registration Authority and within two (2) months following the execution of this Agreement, they will complete all the procedures for registration of the share pledge, obtain the registration notice issued by the Registration Authority, and cause the matters concerning the share pledge to be recorded completely and accurately in the share pledge register by the Registration Authority.

3.2	If, during the Pledge Term, Party C fails to pay the exclusive consulting or service fees under the Business Cooperation Agreement or fails to perform other aspects thereof, the Pledgee shall have the right, but not the obligation, to dispose of such Pledge in accordance with the provisions hereof.

4.	Custody of Equity Records Subject to Pledge

4.1	During the Pledge Term specified herein, the Pledgors shall, within one week from the date of establishment of the registration of the Pledge, place in the custody of the Pledgee the original certificates of equity contribution and the register of shareholders recording the Pledge (and such other documents as the Pledgee may reasonably request, including but not limited to the notice of registration of the Pledge issued by the competent administration for industry and commerce). The Pledgee shall keep such items in its custody throughout the Pledge Term as specified herein.

4.2	During the Pledge Term, the Pledgee shall be entitled to receive the dividends arising from the Equity Interests.

5.	Representations and Warranties of the Pledgors and Party C

Each Pledgor represents and warrants to the Pledgee that:

5.1	The Pledgor is the sole legal and beneficial owner of the Equity Interests and has legal, complete and full ownership in the Equity Interests, except subject to a separate agreement between the Pledgor and the Pledgee.

5.2	The Pledgee shall have the right to dispose of and transfer the Equity Interests in accordance with the provisions set forth herein.

5.3	The Pledgor has not created any security interest or other encumbrance on the Equity Interests other than the Pledge, the Equity Interests are not subject to any dispute as to ownership, are not subject to attachment or other legal proceedings or similar threats, and are available for pledge and transfer in accordance with applicable law.

5.4	The execution of this Agreement by the Pledgor and the exercise of its rights hereunder, or the performance of its obligations hereunder, will not violate any law, regulation, any agreement or contract to which the Pledgor is a party, or any undertaking made by the Pledgor to any third party.

5.5	All the documents, information, statements and vouchers provided by the Pledgor to the Pledgee are accurate, true, complete and valid.

Party C represents and warrants to the Pledgee that:

5.6	Party C is a limited liability company duly incorporated and validly existing under the laws of the PRC with independent legal personality; it has full and independent legal status and legal capacity to enter into, deliver and perform this Agreement.

5.7	This Agreement, once duly executed by Party C, shall constitute a legal, valid and binding obligation of Party C.

5.8	Party C has the full right and authority within Party C to enter into and deliver this Agreement and all other documents in connection with the transactions contemplated hereby, and it has the full right and authority to consummate the transactions contemplated hereby.

5.9	There is no material security interest or other encumbrance on the assets owned by Party C that may affect the rights and interests of the Pledgee in the Equity Interests (including, but not limited to, any transfer of any intellectual property rights of Party C or any asset with a value of RMB100,000 or above, or any encumbrance on the title or use rights attached to such assets).

5.10	No litigation, arbitration or other legal proceedings are pending or, to the knowledge of Party C, threatened in any court or arbitral tribunal against the Equity Interests, Party C or its assets, nor are there any administrative proceedings or administrative penalties pending or, to the knowledge of Party C, threatened in any governmental or administrative agency against the Equity Interests, Party C or its assets that would materially or adversely affect Party C's financial condition or the ability of the Pledgors to perform their obligations and security liabilities under this Agreement.

5.11	Party C hereby agrees to be jointly and severally liable to the Pledgee for the representations and warranties made by all or any of the Pledgors hereunder.

5.12	Party C hereby warrants to the Pledgee that the foregoing representations and warranties will be true and correct and will be fully complied with at all times and under all circumstances until the obligations hereunder are fully performed or the Secured Obligations are fully discharged.

6.	Undertakings and Further Agreements of the Pledgors and Party C

Each Pledgor undertakes and further agrees that:

6.1	During the term hereof, the Pledgor hereby undertakes to the Pledgee that:

6.1.1	Except for the performance of the Exclusive Purchase Option Agreement entered into by the Pledgor, the Pledgee and Party C as of June 1, 2020, the Pledgor may not, without the prior written consent of the Pledgee, make or permit others to make any transfer of all or any part of the Equity Interests, create or permit to exist any security interest or other encumbrance over the Equity Interests that might affect the rights and interests of the Pledgee in the Equity Interests;

6.1.2	The Pledgor shall comply with the provisions of all laws and regulations applicable to the pledge of rights and shall, within five days upon receipt of any notice, order or recommendation issued or made by the competent authority (or any other party concerned) in respect of the Pledge, present the said notice, order or recommendation to the Pledgee and shall comply with such notice, order or recommendation or make such objections and representations in respect thereof as the Pledgee may reasonably request or with the consent of the Pledgee;

6.1.3	The Pledgor shall immediately notify the Pledgee of any event or notice received by the Pledgor which may have an effect on the Pledgee's rights in the Equity Interests or any part thereof, and any event or notice received by the Pledgor which may have an effect on any warranties and other obligations of the Pledgor arising hereunder.

6.2	The Pledgor agrees that the rights of the Pledgee acquired hereunder in respect of the Pledge shall not be interrupted or jeopardized by legal proceedings instituted by the Pledgor or any successor or representative of the Pledgor or any other person.

6.3	In order to protect or perfect the security interest granted hereunder for the payment of consulting and service fees under the Business Cooperation Agreement, and for the performance of the Business Cooperation Agreement, the Pledgor hereby undertakes to execute and cause other parties interested in the Pledge to execute in good faith all certificates, agreements, deeds and/or undertakings required by the Pledgee. The Pledgor also undertakes to carry out and cause other parties interested in the Pledge to carry out the acts required by the Pledgee, in furtherance of the exercise by the Pledgee of its rights and authority granted to it hereunder, and to execute all relevant documents concerning the ownership of the Equity Interests with the Pledgee or the Pledgee's designee (natural/legal person). The Pledgor undertakes to provide the Pledgee, within a reasonable period of time, with all notices, orders and decisions requested by the Pledgee in connection with the Pledge.

6.4	The Pledgor hereby undertakes to the Pledgee that he/she will observe and perform all warranties, undertakings, agreements, representations and conditions hereunder. If the Pledgor fails to perform or partially performs its warranties, undertakings, agreements, representations and conditions, the Pledgor shall indemnify the Pledgee for all losses arising therefrom.

6.5	If the Equity Interests pledged hereunder are subject to any enforcement measures imposed by a court or any other governmental authority for any reason whatsoever, the Pledgor shall use all his/her efforts, including (but not limited to) providing additional assurances to the court or taking other measures, to discharge such enforcement measures imposed on the Equity Interests by such court or other authority.

6.6	If there is any possibility that the value of the Equity Interests may decrease to such an extent as to jeopardize the rights of the Pledgee, the Pledgee may require the Pledgor to provide additional security or guarantee. Should the Pledgor fail to do so, the Pledgee may at any time auction or sell off the Equity Interests and apply the proceeds therefrom towards the early settlement of the Secured Obligations or deposit the same; any expenses arising therefrom shall be borne solely by the Pledgor.

6.7	Without the prior written consent of the Pledgee, the Pledgor and/or Party C may not, on its own (or help others), increase, reduce, transfer or encumber the registered capital of Party C (or his/her capital contribution to Party C), including the Equity Interests. Subject to compliance with this provision, the Equity Interests registered and acquired by the Pledgor in Party C after the date hereof shall be referred to as "Additional Equity Interests". The Pledgor and Party C shall enter into a supplementary share pledge agreement with the Pledgee in respect of the Additional Equity Interests immediately upon the acquisition of such Additional Equity Interests by the Pledgor, and shall cause the board of directors and the shareholders' meeting of Party C to approve such supplementary share pledge agreement, and shall submit to the Pledgee all the documents required for the supplementary share pledge agreement, including but not limited to: (a) the original shareholder capital contribution certificate issued by Party C in respect of the Additional Equity Interests; and (b) a certified copy of the capital verification report issued by a PRC certified public accountant in respect of the Additional Equity Interests. The Pledgor and Party C shall register the establishment of the pledge of the Additional Equity Interest in accordance with the provisions of Article 3.1 hereof.

6.8	Unless the Pledgee gives prior written instructions to the contrary, the Pledgor and/or Party C agrees that in the event of a transfer of part or all of the shares between the Pledgor and any third party (hereinafter referred to as the "Share Transferee") in breach of this Agreement, the Pledgor and/or Party C shall ensure that the Share Transferee unconditionally acknowledges the Pledge, and shall perform the necessary procedures for registration of the change of pledge (including but not limited to executing the relevant documents) in order to ensure the survival of the Pledge.

6.9	If the Pledgee provides a further loan to Party C, the Pledgor and/or Party C agrees to pledge the Equity Interests to grant a pledge to the Pledgee to secure such further loan and to perform the relevant procedures as soon as possible as required by laws, regulations or local practices (if any), including but not limited to the executing relevant documents and completing the relevant procedures for registration of the establishment (or change) of the pledge.

Party C undertakes and further agrees that:

6.10	If the consent, permission, waiver, authorization of any third party or the approval, license, waiver of or registration or filing with any governmental authority (if required by law) is required in connection with the execution and performance of this Agreement and the pledge of Equity Interests hereunder, Party C will endeavor to assist in obtaining and keeping the same in full force and effect during the term hereof.

6.11	Without the prior written consent of the Pledgee, Party C will not assist or allow the Pledgor to create any new pledge or grant any other security interest over the Equity Interests, nor will it assist or allow the Pledgor to transfer the Equity Interests.

6.12	Party C agrees to strictly comply with the obligations under Articles 6.7, 6.8 and 6.9 hereof together with the Pledgor.

6.13	Without the prior written consent of the Pledgee, Party C may not transfer its assets or create or permit to exist on Party C's assets any security interest or other encumbrances that may affect the rights and interests of the Pledgee in the Equity Interests (including but not limited to the transfer of any intellectual property rights of Party C or any asset with a value of RMB500,000 or above, or any encumbrances on title or use rights attached to such assets).

6.14	In the event of any legal proceedings, arbitration or other claims which may adversely affect Party C, the Equity Interests or the interests of the Pledgee under the series of cooperation agreements (including but not limited to the Business Cooperation Agreement) and this Agreement, Party C undertakes to notify the Pledgee in writing as soon as possible and in a timely manner and, upon the reasonable request of the Pledgee, to take all necessary measures to secure the Pledgee's pledge interest in the Equity Interests.

6.15	Party C shall not perform or permit any act or action that may adversely affect the Pledgee's interest under the series of cooperation agreements (including but not limited to the Business Cooperation Agreement) and this Agreement or the Equity Interests.

6.16	Party C will, within the first month of each calendar quarter, provide the Pledgee with financial statements of Party C for the previous calendar quarter, including but not limited to balance sheet, income statement and cash flow statement.

6.17	Party C undertakes to take all necessary measures and to execute all necessary documents to ensure the Pledgee's pledge interest in the Equity Interests and the exercise and realization of such interest, upon the reasonable request of the Pledgee.

6.18	In the event of any transfer of the Equity Interests as a result of the exercise of the Pledge hereunder, Party C undertakes to take all measures necessary to consummate such transfer.

7.	Events of Default

7.1	Each of the following shall be deemed as an Event of Default:

7.1.1	Party C fails to pay in full the consulting and service fees payable under the Business Cooperation Agreement or fails to repay the loan, or breaches any of Party C's other obligations under such agreement;

7.1.2	Any representation or warranty made by the Pledgor in Article 5 hereof contains a material misrepresentation or error and/or the Pledgor breaches any warranty in Article 5 hereof;

7.1.3	The Pledgor and Party C fail to complete the registration of the pledge of the Equity Interests with the Registration Authority as set forth in Article 3.1;

7.1.4	The Pledgor and Party C breach any of the provisions set forth herein;

7.1.5	Except as expressly provided in Article 6.1.1, the Pledgor transfers or attempts to transfer or relinquish the pledged Equity Interests or assigns the pledged Equity Interests without the written consent of the Pledgee;

7.1.6	The Pledgor's own loans, warranties, indemnities, undertakings or other debt liabilities to any third party (1) are required to be repaid or performed in advance due to the Pledgor's default; or (2) are due but cannot be repaid or performed as scheduled;

7.1.7	Any approval, license, permit or authorization of a governmental authority that makes this Agreement enforceable, legal and effective is withdrawn, suspended, rendered invalid or materially altered;

7.1.8	The enactment of applicable law renders this Agreement illegal or renders the Pledgor unable to continue to perform his/her obligations hereunder;

7.1.9	There has been an adverse change in the property owned by the Pledgor which, in the opinion of the Pledgee, has affected the ability of the Pledgor to perform his/her obligations hereunder;

7.1.10	The successor or trustee of Party C may only partially perform or refuse to perform its payment obligations under the Business Cooperation Agreement; and

7.1.11	Any other circumstances where the Pledgor is or may be unable to exercise its rights in respect of the Pledge.

7.2	Upon becoming aware or discovering that any of the circumstances described in Article 7.1 or any event that may lead to such circumstances has occurred, the Pledgor shall immediately notify the Pledgee in writing accordingly.

7.3	Unless the Event of Default set forth in this Article 7.1 has been successfully resolved to the satisfaction of the Pledgee within thirty (30) days from the date of notice given by the Pledgee, the Pledgee may, at any time upon or after the occurrence of such Event of Default, give a Notice of Default to the Pledgor requiring the Pledgor to immediately pay all outstanding payments due and payable under the Business Cooperation Agreement and all other payments due and payable to the Pledgee, and/or to repay the loan and/or to dispose of the Pledge as provided in Article 8 hereof.

8.	Exercise of Pledge

8.1	The Pledgor may not transfer the Pledge or his/her Equity Interests in Party C without the written consent of the Pledgee until the Business Cooperation Agreement is fully performed and the consulting and service fees stated therein are paid in full.

8.2	The Pledgee may give a Notice of Default to the Pledgor when exercising the Pledge.

8.3	Subject to the provisions of Article 7.3, the Pledgee may exercise the right to enforce the Pledge simultaneously with or at any time after the giving of a Notice of Default in accordance with Article 7.2. Once the Pledgee has elected to enforce the Pledge, the Pledgor shall cease to have any right or interest in relation to the Equity Interests.

8.4	In the event of a default, to the extent permitted by and in accordance with applicable law, the Pledgee shall be entitled to dispose of the pledged Equity Interests in accordance with law; if there is any balance remaining after the entire amount received by the Pledgee as a result of the exercise of its Pledge is applied towards the satisfaction of the Secured Obligations, such balance shall be paid to the Pledgor or to the person entitled to receive such amount (without interest).

8.5	When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

8.6	All actual expenses, taxes and all legal fees incurred in connection with the creation of the pledge of the Equity Interests hereunder and the realization of the rights of the Pledgee shall be borne by the Pledgor, except where the law requires the Pledgee to bear such expenses.

9.	Assignment

9.1	The Pledgor may not be entitled to assign or delegate its rights and obligations hereunder without the prior written consent of the Pledgee.

9.2	This Agreement shall be binding on the Pledgor and its successors and permitted assigns and shall be valid in respect of the Pledgee and each of its successors and assigns.

9.3	At any time, the Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee (natural/legal person), in which case the assignee shall be entitled to and assume the rights and obligations of the Pledgee hereunder as if it were an original party hereto. When the Pledgee assigns its rights and obligations under the Business Cooperation Agreement, upon the request of the Pledgee, the Pledgor shall execute the relevant agreement or other documents in connection with such assignment.

9.4	In the event of a change of the Pledgee as a result of the assignment, upon the request of the Pledgee, the Pledgor shall enter into a new pledge agreement with the successor Pledgee on the same terms and conditions as this Agreement.

9.5	The Pledgor shall strictly comply with the provisions of this Agreement and other contracts executed jointly or severally by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to the Pledgee, perform his/her obligations under this Agreement and other contracts and refrain from acts/omissions that may affect the validity and enforceability hereof and thereof. The Pledgor may not exercise any of his/her remaining rights with respect to the Equity Interests pledged hereunder except in accordance with the written instructions of the Pledgee.

10.	Termination

Upon full performance of the Business Cooperation Agreement and full payment of the consulting and service fees hereunder and upon termination of Party C's obligations under the Business Cooperation Agreement, this Agreement shall be terminated and the Pledgee shall cancel or terminate this Agreement as soon as reasonably practicable.

11.	Handling Charges and Other Expenses

All costs and actual expenses in connection with this Agreement, including but not limited to attorney's fees, cost of production, stamp duty and any other taxes and fees shall be borne by Party C. If the Pledgee is required by applicable law to bear certain relevant taxes and expenses, the Pledgor shall cause Party C to reimburse the Pledgee in full for the taxes and expenses already paid by it.

12.	Duty of Confidentiality

The Parties acknowledge that any oral or written information exchanged by them in connection with this Agreement is confidential. Each Party shall keep all such information confidential and may not disclose any such information to any third party without the written consent of the other Party, except (a) to the extent that such information is or becomes known to the public ( other than due to disclosure to the public by the receiving party); (b) to the extent that such disclosure is required by applicable law or the rules or regulations of any stock exchange; or (c) to the extent that such information is required to be disclosed by any Party to its legal counsel or financial advisor in connection with the transactions contemplated hereunder, where such legal counsel or financial advisor is also subject to obligations of confidentiality similar to those contained in this Article. Any disclosure of any confidential information by a person or body employed by any Party shall be deemed to be a disclosure of such confidential information by such Party, and such Party shall be legally liable for any breach of this Agreement. This Article shall survive termination of this Agreement for any reason whatsoever.

13.	Governing Law and Dispute Resolution

13.1	The execution, entry into force, interpretation and performance of this Agreement and the resolution of disputes hereunder shall be governed by the laws duly published and publicly available in the PRC. Matters not covered by the laws duly published and publicly available in the PRC shall be governed by international legal principles and practices.

13.2	In the event of any dispute arising out of the interpretation and performance of the provisions hereof, the Parties shall negotiate in good faith to resolve such dispute. If the Parties fail to agree on the resolution of such dispute within 30 days after any Party has requested that such dispute be resolved by negotiation, then any Party may submit such dispute to the China International Economic and Trade Arbitration Commission for resolution by arbitration in accordance with its arbitration rules then in effect. The arbitration shall take place in Beijing and shall be conducted in the Chinese language. The arbitral award shall be final and binding upon the Parties.

13.3	In the event of any dispute arising out of the interpretation and performance hereof or in the event that any dispute is under arbitration, the Parties hereto shall continue to exercise their respective rights and perform their respective obligations hereunder, except for the matters in dispute.

14.	Notice

14.1	All notices and other communications required or permitted to be given hereunder shall be delivered by hand or sent by postage prepaid registered mail, commercial courier service or facsimile to the following address of such Party. A further acknowledgment of each notice shall be sent by e-mail. The date on which such notice is deemed to have been validly served shall be determined as follows:

14.1.1	A notice shall be deemed to have been validly delivered on the date of dispatch or rejection if it is sent by personal delivery, courier service or registered mail, postage prepaid, at the address specified for receipt of the notice.

14.1.2	A notice, if sent by fax, shall be deemed to have been validly delivered on the date of successful transmission (which shall be evidenced by an automatically generated transmission confirmation message).

14.2	For the purposes of notification, the addresses of the Parties are as follows:

Party A: Beijing (HX) Pony AI Technology Co., Ltd.

Address: Room 01, 1/F, Building 2, 68 Beiqing Road, Haidian District, Beijing

Attn: LI Hengyu

Party B: XU Suping, LI Hengyu, ZHOU Jun, WANG Haojun, LOU Tiancheng, LIU Bocong, TANG Fengheng, ZHAI Jing

Party C: Beijing (ZX) Pony.AI Technology Co., Ltd.

Address: Room 01, 1/F, Building 2, 68 Beiqing Road, Haidian District, Beijing

Attn: LI Hengyu

Party D: Hong Kong Pony AI Limited

Address: Suite 603 6/F, Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

14.3	Any Party may change its address for receiving notices at any time by giving notice to the other Party in accordance with the provisions of this Article.

15.	Pre-existing Agreement

The Share Pledge Agreement dated December 27, 2017 among Party A, Party B and Party C is superseded by this Agreement and terminated as of the date hereof.

16.	Severability

If one or more provisions hereof shall be held invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired in any respect. The Parties shall negotiate in good faith and strive to replace such invalid, unlawful or unenforceable provision(s) with a provision(s) that is/are valid to the fullest extent permitted by law and desired by the Parties, where such valid provision(s) shall have an economic effect as similar as possible to that of such invalid, illegal or unenforceable provision(s).

17.	Annexes

The annexes set forth herein shall constitute an integral part of this Agreement.

18.	Effectiveness

18.1	Any amendments, modifications and supplements to this Agreement shall be made in writing and shall become effective upon signature or stamping by the Parties and completion of governmental registration procedures, if applicable.

18.2	This Agreement is written in Chinese and is made in twelve (12) copies, one (1) copy for each Pledgor, the Pledgee, Party C and Party D, and one (1) copy to be filed with the Registration Authority, which shall be equally authentic.

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IN WITNESS WHEREOF, the Parties have caused this Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Party A: Beijing (HX) Pony AI Technology Co., Ltd.

Company seal: /s/ Beijing (HX) Pony AI Technology Co., Ltd.

By:	/s/ LI Hengyu

Name:	LI Hengyu

Title:	Legal Representative

IN WITNESS WHEREOF, the Parties have caused this Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Party B:	XU Suping		ZHAI Jing

	By:	/s/ XU Suping	By:	/s/ ZHAI Jing

	ZHOU Jun		WANG Haojun

	By:	/s/ ZHOU Jun	By:	/s/ WANG Haojun

	LOU Tiancheng		LIU Bocong

	By:	/s/ LOU Tiancheng	By:	/s/ LIU Bocong

TANG Fengheng

	By:	/s/ TANG Fengheng

LI Hengyu

	By:	/s/ LI Hengyu

IN WITNESS WHEREOF, the Parties have caused this Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Party C: Beijing (ZX) Pony.AI Technology Co., Ltd.

Company seal: /s/ Beijing (HX) Pony AI Technology Co., Ltd.

By:	/s/ LI Hengyu

Name:	LI Hengyu

Title:	Legal Representative

IN WITNESS WHEREOF, the Parties have caused this Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Party D: Hong Kong Pony AI Limited

By:	/s/ Jun Peng

Name:	Jun Peng

Title:	Authorized Representative

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Supplementary Agreement to Share Pledge Agreement

This Supplementary Agreement to Share Pledge Agreement (this "Agreement") is entered into as of February 1, 2021, in Beijing, the PRC, by and among the following parties:

Party A: Beijing (HX) Pony AI Technology Co., Ltd. (hereinafter referred to as the "Pledgee")

Address: Room 1701, 17/F, and16/F, Building 1, Zone 1, 81 Beiqing Road, Haidian District, Beijing

Legal Representative: LI Hengyu

Party B:

(1)	XU Suping

ID no.: [************]

(2)	LI Hengyu

ID no.: [************]

(3)	ZHOU Jun

ID no.: [************]

(4)	WANG Haojun

ID no.: [************]

(5)	LOU Tiancheng

ID no.: [************]

(6)	LIU Bocong

ID no.: [************]

(7)	TANG Fengheng

ID no.: [************]

(8)	ZHAI Jing

ID no.: [************]

(hereinafter referred to as, collectively, the "Pledgors")

Party C: Beijing (ZX) Pony.AI Technology Co., Ltd.

Address: Room 1701, 17/F, and16/F, Building 1, Zone 1, 81 Beiqing Road, Haidian District, Beijing

Legal Representative: ZHANG Ning

Party D: Hong Kong Pony AI Limited

Address: Suite 603 6/F, Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

In this Agreement, the Pledgee, the Pledgors, Party C and Party D are hereinafter referred to individually as a "Party" and collectively as the "Parties".

WHEREAS:

1.	The Parties entered into the Share Pledge Agreement as of June 1, 2020 (hereinafter collectively referred to as the "Original Share Pledge Agreement");

2.	LIU Bocong and WANG Haojun entered into a Share Transfer Agreement whereby LIU Bocong transferred all of his equity interests in Party C to TANG Fengheng.

3.	The Parties intend to amend the Original Share Pledge Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Liu Bocong shall cease to be a party to the Original Pledge Agreement and shall no longer have any rights or obligations under the Original Pledge Agreement.

2.	Article 2.1 of the Original Share Pledge Agreement stipulates that the amounts of Equity Interests pledged by the Pledgors and the amounts of obligations secured by them are as follows:

Name of Pledgor	Amount of Secured Obligations (in RMB 10,000)	Amount of Pledged Equity Interests (in RMB 10,000)
LI Hengyu	10	10
LIU Bocong	500	500
LOU Tiancheng	4900	4900
TANG Fengheng	2590	2590
WANG Haojun	500	500
XU Suping	500	500
ZHAI Jing	500	500
ZHOU Jun	500	500

The Parties hereby agree to modify the amounts of Equity Interests pledged by the Pledgors and the amounts of obligations secured by them as follows:

Name of Pledgor	Amount of Secured Obligations (in RMB 10,000)	Amount of Pledged Equity Interests (in RMB 10,000)
LI Hengyu	10	10
LOU Tiancheng	4900	4900
TANG Fengheng	2590	2590
WANG Haojun	1000	1000
XU Suping	500	500
ZHAI Jing	500	500
ZHOU Jun	500	500

3.	This Agreement is an amendment to the Original Share Pledge Agreement, and anything not agreed herein shall be subject to the Original Share Pledge Agreement.

4.	This Agreement is written in Chinese and is made in eleven (11) copies, one (1) copy for each Pledgor, the Pledgee and Party C, and one (1) copy to be filed with the Registration Authority, which shall be equally authentic.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Beijing (HX) Pony AI Technology Co., Ltd.

By:	/s/ LI Hengyu

Title:	Legal Representative

Beijing (ZX) Pony.AI Technology Co., Ltd.

By:	/s/ ZHANG Ning

Title:	Legal Representative

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

XU Suping		LOU Tiancheng

By:	/s/ XU Suping	By:	/s/ LOU Tiancheng

ZHOU Jun		WANG Haojun

By:	/s/ ZHOU Jun	By:	/s/ WANG Haojun

LIU Bocong		ZHAI Jing

By:	/s/ LIU Bocong	By:	/s/ ZHAI Jing

LI Hengyu		TANG Fengheng

By:	/s/ LI Hengyu	By:	/s/ TANG Fengheng

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Hong Kong Pony AI Limited

By:	/s/ PENG Jun

Title:	Authorized Representative

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Supplementary Agreement to Share Pledge Agreement

This Supplementary Agreement to Share Pledge Agreement (this "Agreement") is entered into as of July 1, 2021, in Beijing, the PRC, by and among the following parties:

Party A: Beijing (HX) Pony AI Technology Co., Ltd. (hereinafter referred to as the "Pledgee")

Address: Room 1701, 17/F, and16/F, Building 1, Zone 1, 81 Beiqing Road, Haidian District, Beijing

Legal Representative: LI Hengyu

Party B:

(1)	XU Suping

ID no.: [************]

(2)	LI Hengyu

ID no.: [************]

(3)	ZHOU Jun

ID no.: [************]

(4)	WANG Haojun

ID no.: [************]

(5)	LOU Tiancheng

ID no.: [************]

(6)	TANG Fengheng

ID no.: [************]

(7)	ZHAI Jing

ID no.: [************]

(hereinafter referred to as, collectively, the "Pledgors")

Party C: Beijing (ZX) Pony.AI Technology Co., Ltd.

Address: Room 1701, 17/F, and16/F, Building 1, Zone 1, 81 Beiqing Road, Haidian District, Beijing

Legal Representative: ZHANG Ning

Party D: Hong Kong Pony AI Limited

Address: Suite 603 6/F, Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

In this Agreement, the Pledgee, the Pledgors, Party C and Party D are hereinafter referred to individually as a "Party" and collectively as the "Parties".

WHEREAS:

1.	The Parties entered into the Share Pledge Agreement as of June 1, 2020 and a supplementary agreement as of February 1, 2021 (hereinafter collectively referred to as the "Original Share Pledge Agreement");

2.	ZHAI Jing and TANG Fengheng entered into a Share Transfer Agreement whereby ZHAI Jing transferred all of her equity interests in Party C to TANG Fengheng.

3.	The Parties intend to amend the Original Share Pledge Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	ZHAI Jing shall cease to be a party to the Original Pledge Agreement and shall no longer have any rights or obligations under the Original Pledge Agreement.

2.	Article 2.1 of the Original Share Pledge Agreement stipulates that the amounts of Equity Interests pledged by the Pledgors and the amounts of obligations secured by them are as follows:

Name of Pledgor	Amount of Secured Obligations (in RMB 10,000)	Amount of Pledged Equity Interests (in RMB 10,000)
LI Hengyu	10	10
LOU Tiancheng	4900	4900
TANG Fengheng	2590	2590
WANG Haojun	1000	1000
XU Suping	500	500
ZHAI Jing	500	500
ZHOU Jun	500	500

The Parties hereby agree to modify the amounts of Equity Interests pledged by the Pledgors and the amounts of obligations secured by them as follows:

Name of Pledgor	Amount of Secured Obligations (in RMB 10,000)	Amount of Pledged Equity Interests (in RMB 10,000)
LI Hengyu	10	10
LOU Tiancheng	4900	4900
TANG Fengheng	3090	3090
WANG Haojun	1000	1000
XU Suping	500	500
ZHOU Jun	500	500

3.	This Agreement is an amendment to the Original Share Pledge Agreement, and anything not agreed herein shall be subject to the Original Share Pledge Agreement.

4.	This Agreement is written in Chinese and is made in eleven (11) copies, one (1) copy for each Pledgor, the Pledgee and Party C, and one (1) copy to be filed with the Registration Authority, which shall be equally authentic.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Beijing (HX) Pony AI Technology Co., Ltd.

By:	/s/ LI Hengyu

Title:	Legal Representative

Beijing (ZX) Pony.AI Technology Co., Ltd.

By:	/s/ ZHANG Ning

Title:	Legal Representative

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

XU Suping		LOU Tiancheng

By:	/s/ XU Suping	By:	/s/ LOU Tiancheng

ZHOU Jun		WANG Haojun

By:	/s/ ZHOU Jun	By:	/s/ WANG Haojun

TANG Fengheng		ZHAI Jing

By:	/s/ TANG Fengheng	By:	/s/ ZHAI Jing

LI Hengyu

By:	/s/ LI Hengyu

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Share Pledge Agreement to be executed by their authorized representatives as of the date first above written.

Hong Kong Pony AI Limited

By:	/s/ PENG Jun

Title:	Authorized Representative